UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906

(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

Item 1. Reports to Stockholders.

DECEMBER 31, 2005

TEMPLETON RETIREMENT ANNUITY

ANNUAL REPORT

• TRA SEPARATE ACCOUNT

• FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    TEMPLETON GROWTH SECURITIES FUND - CLASS 1

TEMPLETON RETIREMENT ANNUITY

ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summary
Performance	TG-1
Manager’s Discussion	TG-3
Financial Highlights	TG-7
Statement of Investments	TG-9
Financial Statements	TG-13
Notes to Financial Statements	TG-16
Templeton Retirement Annuity Separate Account Financials	SA-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

TRA A05 02-06

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+9.06%	+6.34%	+9.65%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index and MSCI All Country (AC) World Index. The MSCI World Index is replacing the MSCI AC World Index as the Fund’s benchmark because the Fund’s manager believes the MSCI World Index better reflects the Fund’s investments. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the MSCI World Index, which returned +10.02% and the MSCI AC World Index, which returned +11.37% for the period under review.1 We are replacing the MSCI World AC Index with the MSCI World Index as the Fund’s benchmark, because we believe the MSCI World Index better reflects the Fund’s Investments.

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange

3. Source: Standard & Poor’s Micropal. Please see Index descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

return for the MSCI USA Index was +5.72%.4 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance benefited from overweighted allocations in South Korea and Germany and a significant underweighted allocation to the U.S. relative to the MSCI World Index. The returns from many of our South Korean investments were further enhanced by currency effects. Some of the top contributors from South Korea included Kookmin Bank, Samsung Electronics and Hana Financial Holdings. German investments that contributed to performance included Volkswagen, Siemens and Muenchener Rueckversicherungs-Gesellschaft (Munich Re Group). In terms of sectors, our stock selection in the financials and information technology sectors contributed to performance. Examples of financial and information technology holdings, in addition to some of the aforementioned stocks, included ACE, Olympus, American International Group, Mitsubishi UFJ Financial Group and Nomura Holdings. Several of our industrials sector holdings

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

such as our investments in BAE Systems and Rolls-Royce also contributed to Fund performance.

The Fund had several detractors from performance. Although the energy sector had a net positive impact on returns, our underweighted sector allocation relative to the benchmark detracted most from relative performance.

The largest detractors from a country standpoint were Japan and Canada, mostly due to stock selection. Examples of Japanese and Canadian stocks that dragged on performance included Fuji Photo Film, Hitachi and Celestica. Currency also had a negative effect on many of our British investments. The materials and consumer discretionary sectors also hurt the Fund’s relative performance. In particular, several of our media stocks had negative returns such as British Sky Broadcasting Group, DIRECTV and News Corp. Several health care and utilities holdings also had negative effects on the Fund’s relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2005, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund’s overall performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Royal Bank of Scotland Group PLC	2.0%
Commercial Banks, U.K.

Tyco International Ltd.	1.9%
Industrial Conglomerates, U.S.

Siemens AG	1.8%
Industrial Conglomerates, Germany

News Corp., A	1.8%
Media, U.S.

Merck & Co. Inc.	1.8%
Pharmaceuticals, U.S.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

Nestle SA	1.6%
Food Products, Switzerland

Pfizer Inc.	1.5%
Pharmaceuticals, U.S.

Royal Dutch Shell PLC, B	1.4%
Oil, Gas & Consumable Fuels, U.K.

BP PLC	1.3%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Growth Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,086.20	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$11.31	$8.67	$11.09	$13.76

Income from investment operations:
Net investment income[a]	0.24	0.21	0.17	0.17	0.26
Net realized and unrealized gains (losses)	0.92	1.61	2.63	(2.13)	(0.36)

Total from investment operations	1.16	1.82	2.80	(1.96)	(0.10)

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.16)	(0.24)	(0.28)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.16)	(0.15)	(0.16)	(0.46)	(2.57)

Net asset value, end of year	$13.98	$12.98	$11.31	$8.67	$11.09

Total return[b]	9.06%	16.25%	32.62%	(18.32)%	(0.98%)
Ratios/supplemental data
Net assets, end of year (000’s)	$779,347	$800,118	$769,339	$665,537	$966,725
Ratios to average net assets:
Expenses	0.82%	0.86%	0.88%	0.87%	0.85%
Net investment income	1.81%	1.75%	1.74%	1.69%	2.13%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.83	$11.19	$8.59	$11.01	$13.69

Income from investment operations:
Net investment income[a]	0.20	0.17	0.13	0.13	0.21
Net realized and unrealized gains (losses)	0.93	1.61	2.62	(2.10)	(0.34)

Total from investment operations	1.13	1.78	2.75	(1.97)	(0.13)

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.15)	(0.23)	(0.26)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.15)	(0.14)	(0.15)	(0.45)	(2.55)

Net asset value, end of year	$13.81	$12.83	$11.19	$8.59	$11.01

Total return[b]	8.86%	16.03%	32.13%	(18.49)%	(1.31)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,912,825	$1,189,112	$511,659	$190,054	$113,925
Ratios to average net assets:
Expenses	1.07%	1.11%	1.13%	1.12%	1.10%
Net investment income	1.56%	1.50%	1.49%	1.44%	1.80%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks 89.0%
Aerospace & Defense 2.4%
BAE Systems PLC	United Kingdom	2,925,299	$19,212,830
[a]BAE Systems PLC, 144A	United Kingdom	422	2,772
Raytheon Co.	United States	723,090	29,032,064
[b]Rolls-Royce Group PLC	United Kingdom	2,227,450	16,382,724
Rolls-Royce Group PLC, B	United Kingdom	109,954,804	193,901

			64,824,291

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	632,190	15,357,540

Airlines 0.1%
Singapore Airlines Ltd.	Singapore	430,100	3,207,096

Auto Components 0.6%
Lear Corp.	United States	281,750	8,018,605
Valeo SA	France	237,933	8,847,474

			16,866,079

Automobiles 1.2%
Bayerische Motoren Werke AG	Germany	726,340	31,815,472

Capital Markets 2.7%
The Bank of New York Co. Inc.	United States	976,292	31,094,900
Nomura Holdings Inc.	Japan	1,162,373	22,256,740
UBS AG	Switzerland	213,966	20,374,612

			73,726,252

Chemicals 1.4%
Akzo Nobel NV	Netherlands	493,365	22,866,347
[b]Syngenta AG	Switzerland	111,665	13,897,033

			36,763,380

Commercial Banks 6.2%
Banco Santander Central Hispano SA	Spain	1,320,501	17,430,518
Hana Financial Group Inc.	South Korea	161,640	7,412,195
[b]Kookmin Bank	South Korea	399,100	30,303,871
Lloyds TSB Group PLC	United Kingdom	1,032,660	8,678,885
Mitsubishi UFJ Financial Group Inc.	Japan	2,600	35,245,277
Royal Bank of Scotland Group PLC	United Kingdom	1,752,972	52,929,055
Standard Chartered PLC	United Kingdom	532,653	11,867,416
UniCredito Italiano SpA	Italy	492,834	3,395,630

			167,262,847

Commercial Services & Supplies 0.6%
Rentokil Initial PLC	United Kingdom	5,968,960	16,790,300

Computers & Peripherals 1.2%
[b]Maxtor Corp.	United States	819,781	5,689,280
[b]Seagate Technology	United States	1,339,475	26,776,105

			32,465,385

Diversified Consumer Services 1.2%
H&R Block Inc.	United States	1,267,870	31,126,209

Diversified Financial Services 0.2%
Morgan Stanley	United States	100,000	5,674,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Diversified Telecommunication Services 6.2%
AT&T Inc.	United States	441,280	$10,806,947
BCE Inc.	Canada	1,048,406	25,139,013
[a]Belgacom SA, 144A	Belgium	273,600	8,923,483
France Telecom SA	France	1,058,060	26,291,745
KT Corp., ADR	South Korea	1,011,735	21,802,889
Portugal Telecom SGPS SA	Portugal	1,232,340	12,473,644
TDC AS	Denmark	430,274	25,772,882
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	900,930	22,234,953
Telenor ASA	Norway	1,402,050	13,761,677

			167,207,233

Electric Utilities 2.1%
E.ON AG	Germany	215,295	22,291,541
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	14,201,302
National Grid PLC	United Kingdom	2,048,535	20,053,847

			56,546,690

Electronic Equipment & Instruments 1.1%
[b]Celestica Inc.	Canada	403,440	4,260,327
Hitachi Ltd.	Japan	3,895,500	26,238,435

			30,498,762

Energy Equipment & Services 0.5%
Noble Corp.	United States	172,070	12,137,818

Food & Staples Retailing 0.5%
William Morrison Supermarkets PLC	United Kingdom	4,349,757	14,480,648

Food Products 3.2%
Cadbury Schweppes PLC	United Kingdom	566,095	5,351,790
H.J. Heinz Co.	United States	450,805	15,201,145
Nestle SA	Switzerland	140,369	41,990,498
Unilever NV	Netherlands	334,120	22,882,450

			85,425,883

Gas Utilities 1.2%
El Paso Corp.	United States	2,709,909	32,952,493

Health Care Equipment & Supplies 1.1%
Olympus Corp.	Japan	1,082,820	28,439,736

Health Care Providers & Services 1.9%
HCA Inc.	United States	511,330	25,822,165
[b]Tenet Healthcare Corp.	United States	3,381,565	25,902,788

			51,724,953

Hotels Restaurants & Leisure 2.0%
Accor SA	France	518,800	28,534,867
Compass Group PLC	United Kingdom	6,546,412	24,834,417

			53,369,284

Household Durables 2.1%
Koninklijke Philips Electronics NV	Netherlands	921,385	28,633,018
Sony Corp.	Japan	691,350	28,232,712

			56,865,730

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Industrial Conglomerates 4.4%
Siemens AG	Germany	580,080	$49,698,485
Smiths Group PLC	United Kingdom	1,080,061	19,436,676
Tyco International Ltd.	United States	1,748,815	50,470,801

			119,605,962

Insurance 5.8%
ACE Ltd.	Bermuda	297,200	15,882,368
American International Group Inc.	United States	482,528	32,922,886
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	148,610	20,121,337
Swiss Reinsurance Co.	Switzerland	386,500	28,301,656
Torchmark Corp.	United States	198,400	11,031,040
Willis Group Holdings Ltd.	United States	798,226	29,486,468
XL Capital Ltd., A	Bermuda	255,782	17,234,591

			154,980,346

IT Services 1.5%
Accenture Ltd., A	Bermuda	437,780	12,638,708
Electronic Data Systems Corp.	United States	1,159,669	27,878,443

			40,517,151

Leisure Equipment & Products 0.9%
Fuji Photo Film Co. Ltd.	Japan	755,500	24,963,569
Mattel Inc.	United States	8,600	136,052

			25,099,621

Media 8.8%
British Sky Broadcasting Group PLC	United Kingdom	3,245,088	27,719,652
[b]Comcast Corp., A	United States	504,000	12,947,760
[b]The DIRECTV Group Inc.	United States	1,931,289	27,269,800
[b]Interpublic Group of Cos. Inc.	United States	2,885,615	27,846,185
News Corp., A	United States	3,184,151	49,513,548
Pearson PLC	United Kingdom	2,112,355	24,985,132
Reed Elsevier NV	Netherlands	2,308,490	32,248,290
VNU NV	Netherlands	849,842	28,180,454
Wolters Kluwer NV	Netherlands	339,939	6,873,620

			237,584,441

Metals & Mining 0.4%
Barrick Gold Corp.	Canada	143,980	4,012,723
POSCO	South Korea	30,272	6,069,423

			10,082,146

Multi-Utilities & Unregulated Power 0.9%
DTE Energy Co.	United States	562,475	24,293,295

Office Electronics 0.8%
Konica Minolta Holdings Ltd.	Japan	2,034,500	20,701,809

Oil, Gas & Consumable Fuels 4.7%
BP PLC	United Kingdom	3,379,289	35,988,026
Eni SpA	Italy	760,135	21,084,325
Repsol YPF SA	Spain	919,148	26,844,250
Royal Dutch Shell PLC, B	United Kingdom	1,212,783	38,767,773
TransCanada Corp.	Canada	89,875	2,833,966

			125,518,340

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Paper & Forest Products 4.0%
International Paper Co.	United States	760,500	$25,560,405
Sappi Ltd.	South Africa	1,300,540	14,903,541
Stora Enso OYJ, R	Finland	1,673,123	22,659,513
Svenska Cellulosa AB, B	Sweden	530,851	19,843,024
UPM-Kymmene OYJ	Finland	1,221,710	23,951,083

			106,917,566

Pharmaceuticals 9.5%
Abbott Laboratories	United States	313,207	12,349,752
Bristol-Myers Squibb Co.	United States	1,156,520	26,576,830
GlaxoSmithKline PLC	United Kingdom	1,853,632	46,847,601
Merck & Co. Inc.	United States	1,496,505	47,603,824
Novartis AG	Switzerland	412,490	21,680,255
Pfizer Inc.	United States	1,719,435	40,097,224
Sanofi-Aventis	France	327,290	28,672,208
Shire PLC	United Kingdom	930,490	11,910,409
Takeda Pharmaceutical Co. Ltd.	Japan	357,000	19,297,297

			255,035,400

Real Estate 1.8%
Cheung Kong Holdings Ltd.	Hong Kong	3,266,499	33,513,248
Swire Pacific Ltd., A	Hong Kong	1,652,800	14,836,223

			48,349,471

Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd.	South Korea	33,440	21,872,913

Software 1.3%
[b]Cadence Design Systems Inc.	United States	820,990	13,891,151
Nintendo Co. Ltd.	Japan	182,700	22,057,739

			35,948,890

Wireless Telecommunication Services 3.1%
KDDI Corp.	Japan	5,000	28,806,236
SK Telecom Co. Ltd.	South Korea	80,853	14,525,452
SK Telecom Co. Ltd., ADR	South Korea	303,380	6,155,580
Vodafone Group PLC	United Kingdom	15,462,271	33,385,589

			82,872,857

Total Common Stocks (Cost $2,032,847,613)			2,394,908,289

		Principal Amount
Short Term Investments (Cost $290,741,959) 10.8%
U.S. Government and Agency Securities 10.8%
[c]Federal Home Loan Bank, 1/03/06		$289,861,000	289,751,675
[c]U.S. Treasury Bill, 3/30/06		1,000,000	990,622

			290,742,297

Total Investments (Cost $2,323,589,572) 99.8%			2,685,650,586
Other Assets, less Liabilities 0.2%			6,521,336

Net Assets 100.0%			$2,692,171,922

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $8,926,255 representing 0.33% of net assets.
[b]	Non-income producing.
[c]	A portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,323,589,572

Value	2,685,650,586
Cash	203,663
Receivables:
Investment securities sold	7,083,929
Capital shares sold	2,897,967
Dividends	5,335,021

Total assets	2,701,171,166

Liabilities:
Payables:
Investment securities purchased	3,928,923
Capital shares redeemed	2,207,192
Affiliates	2,438,607
Accrued expenses and other liabilities	424,522

Total liabilities	8,999,244

Net assets, at value	$2,692,171,922

Net assets consist of:
Paid-in capital	$2,199,508,512
Undistributed net investment income	35,116,077
Net unrealized appreciation (depreciation)	361,987,998
Accumulated net realized gain (loss)	95,559,335

Net assets, at value	$2,692,171,922

Class 1:
Net assets, at value	$779,347,305

Shares outstanding	55,731,759

Net asset value and offering price per share	$13.98

Class 2:
Net assets, at value	$1,912,824,617

Shares outstanding	138,541,911

Net asset value and offering price per share	$13.81

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,565,075)	$53,228,570
Interest	6,853,053
Other income (Note 8)	135,407

Total investment income	60,217,030

Expenses:
Management fees (Note 3a)	17,306,542
Distributions fees - Class 2 (Note 3c)	3,785,615
Unaffiliated transfer agent fees	13,073
Custodian fees (Note 4)	535,370
Reports to shareholders	788,179
Professional fees	78,457
Trustees’ fees and expenses	11,799
Other	61,828

Total expenses	22,580,863
Expense reductions (Note 4)	(4,817)

Net expenses	22,576,046

Net investment income	37,640,984

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $74,106)	106,799,734
Foreign currency transactions	(75,282)

Net realized gain (loss)	106,724,452

Net change in unrealized appreciation (depreciation) on:
Investments	64,613,914
Translation of assets and liabilities denominated in foreign currencies	(181,786)

Net change in unrealized appreciation (depreciation)	64,432,128

Net realized and unrealized gain (loss)	171,156,580

Net increase (decrease) in net assets resulting from operations	$208,797,564

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$37,640,984	$24,981,340
Net realized gain (loss) from investments and foreign currency transactions	106,724,452	67,841,923
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	64,432,128	160,661,227

Net increase (decrease) in net assets resulting from operations	208,797,564	253,484,490

Distributions to shareholders from:
Net investment income:
Class 1	(9,572,633)	(9,645,451)
Class 2	(16,496,404)	(8,547,806)

Total distributions to shareholders	(26,069,037)	(18,193,257)

Capital share transactions: (Note 2)
Class 1	(78,704,685)	(75,091,706)
Class 2	598,918,011	548,032,814

Total capital share transactions	520,213,326	472,941,108

Net increase (decrease) in net assets	702,941,853	708,232,341
Net assets:
Beginning of year	1,989,230,069	1,280,997,728

End of year	$2,692,171,922	$1,989,230,069

Undistributed net investment income included in net assets:
End of year	$35,116,077	$23,647,817

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,516,368	$19,918,799	1,256,557	$14,860,796
Shares issued in reinvestment of distributions	740,916	9,572,633	835,104	9,645,451
Shares redeemed	(8,179,119)	(108,196,117)	(8,487,240)	(99,597,953)

Net increase (decrease)	(5,921,835)	$(78,704,685)	(6,395,579)	$(75,091,706)

Class 2 Shares:
Shares sold	53,621,660	$698,169,420	50,615,234	$589,822,365
Shares issued in reinvestment of distributions	1,291,809	16,496,404	747,186	8,547,806
Shares redeemed	(9,052,089)	(115,747,813)	(4,387,645)	(50,337,357)

Net increase (decrease)	45,861,380	$598,918,011	46,974,775	$548,032,814

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Templeton Global Advisors, Ltd. (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2005, the Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Prior to May 1, 2005, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $11,265,016 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $49,489.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$26,069,037	$18,193,257

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,324,453,800

Unrealized appreciation	$422,527,957
Unrealized depreciation	(61,331,171)

Net unrealized appreciation (depreciation)	$361,196,786

Undistributed ordinary income	$35,116,076
Undistributed long term capital gains	96,473,052

Distributable earnings	$131,589,128

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $969,846,085 and $457,394,049, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $96,473,052 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 39.27% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets
Investment in Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund - Class 1, at market value - (cost $5,845,062)	$6,790,487
Receivable from Templeton Funds Annuity Company	2,041

Net assets	$6,792,528

Accumulation Units
Units outstanding	485,729

Unit value (accumulation)	$13.98

The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statement of Operations

Year ended December 31, 2005

Investment Income:
Income:
Dividend distributions	$88,746
Capital gains distributions	0

Total income	88,746
Expenses:
Periodic charge (Note 2)	77,064

Net investment income	11,682

Realized and unrealized gain on investments:
Net realized loss on investments	(206,375)
Unrealized appreciation of investments for the year	711,785

Net gain on investments	505,410

Net increase in net assets from operations	$517,092

The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Year ended December 31, 2005	Year ended December 31, 2004
Increase (decrease) in net assets from operations:
Net investment income	$11,682	$12,425
Net realized loss on investments	(206,375)	(412,882)
Unrealized appreciation (depreciation) of investments for the year	711,785	1,428,737

Net increase in net assets from operations	517,092	1,028,280

Annuity unit transactions:
Annuity payments	(1,158,822)	(1,137,906)
Increase in annuity reserves for mortality experience (Note 1)	(162,052)	95,097

Net decrease in net assets derived from annuity unit transactions	(1,320,874)	(1,042,809)

Total increase (decrease) in net assets	(803,782)	(14,529)
Net Assets:
Beginning of period	7,596,310	7,610,839

End of period	$6,792,528	$7,596,310

The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

December 31, 2005

1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the “Separate Account”) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the “Company”) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. As of December 31, 2005, all assets of the Separate Account are invested in the Franklin Templeton Variable Insurance Products Trust (“FTVIPT”) – Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates and such differences could be material.

Valuation of Securities

Investments in shares of FTVIPT are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income is recorded as income on the ex-dividend date and is reinvested in additional shares of the Fund.

Income Taxes

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

Annuity Reserves

Annuity reserves carried by the Company are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The periodic charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (continued)

greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The periodic charge is guaranteed as to annuities issued prior to the effective date of any change in the periodic charge.

3. INVESTMENT TRANSACTIONS

During the year ended December 31, 2005, purchases and sales of Templeton Growth Securities Fund Class 1 shares aggregated $89,109 and $1,395,289 respectively. Realized gains and losses are reported on an identified cost basis.

4. UNIT VALUES

A summary of unit values and units outstanding for variable contracts, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2005, follows:

	Net Assets			Net investment income as a % of average net assets	Expenses as a % of average net assets	Total Return
	Units	Unit Value	(000)
December 31, 2005	485,729	$13.98	$6,790	1.2%	1.1%	7.2%
December 31, 2004	584,843	12.98	7,596	1.2%	1.1%	13.6%
December 31, 2003	663,415	11.31	7,611	1.6%	1.0%	26.5%
December 31, 2002	758,256	8.67	6,555	2.4%	1.1%	(17.7)%
December 31, 2001	846,342	11.09	9,368	2.1%	1.1%	(2.1)%
December 31, 2000	797,108	13.76	10,972	1.1%	1.0%	5.8%

5. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT – Templeton Growth Securities Fund Class 1. As of December 31, 2005, FTVIPT’s investment securities are managed by professional investment managers within established guidelines which, in management’s opinion, mitigates the separate Account’s concentration of credit risk.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or its agencies. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lehman Brothers (LB) U.S. High Yield Index covers the universe of fixed rate, non-investment-grade debt. The index includes both corporate and non-corporate sectors.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/05, there were 113 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/05, there were 62 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/05, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/05, there were 94 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. For the 12-month period ended 12/31/05, there were 22 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Russia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in Russia.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	140	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	56	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	141	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	136	Director, Amerada Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad), and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	114	Director, Center for Creative Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
GORDON S. MACKLIN (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	140	Director, Martek Biosciences Corporation, MedImmune, Inc. (biotechnology), and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002), White Mountains Insurance Group, Ltd. (holding company) (1987-2004) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	101	Director, White Mountains Insurance Group, Ltd. (holding company), Amerada Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation, Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	140	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	124	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARMON E. BURNS (1945) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer— Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

STEVEN J. GRAY (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments; and formerly, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
BARBARA J. GREEN (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (1937) 600 Fifth Avenue Rockefeller Center New York, NY 10020-2302	Vice President— AML Compliance	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s advisers and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

BOD-4

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Trustees believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-5

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Advisory Contracts

Franklin Mutual Advisers, LLC (Franklin Mutual) entered into an agreement with Franklin Templeton Investment Management Limited (Investment Management) on behalf of Mutual Discovery Securities Fund, effective May 19, 2005. Investment Management provides the services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. Investment Management is indirectly wholly owned by Franklin Resources Inc., (Resources), a publicly-owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Board of Trustees (“Board”), in approving the agreement between Franklin Mutual and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreement with Franklin Mutual with respect to Mutual Discovery Securities Fund. In this regard it was noted that the agreement with Investment Management was intended solely to reflect Ms. Gudefin’s relocation to the London offices of Franklin Templeton Investments and in no way impacted the services provided by Franklin Mutual or the fees paid by the Fund for such services.

Templeton Investment Counsel, LLC (Investment Counsel) entered into an agreement with Investment Management, effective October 17, 2005, on behalf of each of Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. Investment Management provides the services of Tucker Scott, one of the members of each Fund’s portfolio management team who resides in Geneva, Switzerland, while he remains employed by Investment Management. The Board, in approving the agreements between Investment Counsel and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreements with Investment Counsel with respect to Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. In this regard it was noted that the agreements with Investment Management were intended solely to reflect Tucker Scott’s relocation to the Switzerland offices of Franklin Templeton Investments and in no way impacted the services provided by Investment Counsel or the fees paid by the Funds for such services.

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Insurance Issuer

Templeton Funds Annuity Company

100 Fountain Parkway

St. Petersburg, FL 33716-1205

1-800/774-5001

Investment Manager

Templeton Global Advisers Limited

Lyford Cay

Nassau, N.P., Bahamas

Principal Underwriter

Franklin Templeton Distributors, Inc.

One Franklin Parkway

San Mateo, CA 94403

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Growth Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

TRA A02/06

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.
	(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $645,310 for the fiscal year ended December 31, 2005 and $580,753 for the fiscal year ended December 31, 2004.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $23,161 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2005 and $7,563 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,789 for the fiscal year ended December 31, 2005 and $152,437 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $27,950 for the fiscal year ended December 31, 2005 and $208,579 for the fiscal year ended December 31, 2004.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.	N/A

Item 10. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the

Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

By	/s/ Galen G. Vetter
Galen G. Vetter
Chief Financial Officer
Date:	February 21, 2006